EX-10 v q ii

THE VANGUARD GROUP, INC.

AMENDMENT TO

PARTICIPATION AGREEMENT

THIS AMENDMENT TO PARTICIPATION AGREEMENT (this “Amendment”), made as of this 5th day of October, 2018, is by and among VANGUARD VARIABLE INSURANCE FUND (hereinafter the “Fund”), a Delaware business trust, THE VANGUARD GROUP, INC. (hereinafter the “Sponsor”), a Pennsylvania corporation, VANGUARD MARKETING CORPORATION (hereinafter the “distributor”), a Pennsylvania corporation, and MEMBERS LIFE INSURANCE COMPANY (hereinafter the “Company”), an Iowa corporation, on its own behalf and on behalf of each segregated asset account of the Company named in Schedule A to the Agreement as it may have been amended from time to time (each Account together with the above-named parties, the “parties”).

WITNESSETH:

WHEREAS, the parties entered into that certain Participation Agreement dated as of September 1 2015, the “Trading Agreement”); and

WHEREAS, the parties desire to modify the Participation Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Definitions. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.

2.          Amendments. The Participation Agreement is hereby amended as follows:

(a)    Schedule A is deleted in its entirety hereby, and replaced by Schedule A in the form attached to this Amendment.

(b)    Section 11.10 is hereby amended by adding the following to the end of the sentence:

        “, provided, however, that Schedule A may be amended by agreement between the parties.”

(c)    Schedule B is hereby deleted in its entirety and replaced by Schedule B in the form attached to this Amendment.

3.          No Other Amendments.  Except as specifically modified herein, the Participation Agreement remains in full force and effect.

4.          Counterparts. This Amendment and any attachment, exhibit or schedule hereunder may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any of the foregoing shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of all parties hereto. For purposes hereof, a facsimile copy of any of the foregoing, including the signature pages hereto, shall be deemed an original.

FAS / MEMBERS LIFE INSURANCE COMPANY, INC.
AMENDMENT TO PARTICIPATION AGREEMENT 456118

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the date first written above.

FAS / MEMBERS LIFE INSURANCE COMPANY, INC.
AMENDMENT TO PARTICIPATION AGREEMENT 456118

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account	Contracts Funded by Separate Account
MEMBERS Horizon Variable Separate Account	MEMBERS Horizon MEMBERS Horizon II

FAS / MEMBERS LIFE INSURANCE COMPANY, INC.
AMENDMENT TO PARTICIPATION AGREEMENT 456118

SCHEDULE A

SCHEDULE B

PORTFOLIOS

The following Portfolios of the Vanguard Variable Insurance Funds shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Money Market Portfolio
Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Diversified Value Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Real Estate Index Portfolio
Small Company Growth Portfolio
International Portfolio
Total Stock Market Index Portfolio
Capital Growth Portfolio

FAS / MEMBERS LIFE INSURANCE COMPANY, INC.
AMENDMENT TO PARTICIPATION AGREEMENT 456118

SCHEDULE B